EXHIBIT 10.1
DEED OF AMENDMENT

Date: December 31, 2020

Among:

(1)Citibank Europe plc (“Bank”);
(2)Renaissance Reinsurance Ltd.;
(3)DaVinci Reinsurance Ltd.;
(4)RenaissanceRe Specialty U.S. Ltd.;
(5)Renaissance Reinsurance of Europe Unlimited Company;
(6)Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance, Inc.); and
(7)RenaissanceRe Europe AG (collectively, parties (2), (3), (4), (5), (6) and (7) shall be known as the “Companies”).

1.Background

By the execution of the following the Companies and the Bank have established a facility for the issuance of letters of credit: Committed Facility Letter for Issuance of Payment Instruments dated 17 September 2010 as amended by Letters of Amendment dated 14 July 2011, 1 October, 2013, 23 December 2014, 31 March 2015, 30 December 2015, 14 January 2016, 31 December 2016, 29 December 2017, and Deeds of Amendment dated 31 December 2018, 24 June 2019 and 31 December 2019 (as amended, the “Committed Facility Letter”).

The parties have agreed to certain further amendments to the Committed Facility Letter as detailed in this deed.

Terms and expressions defined in the Committed Facility Letter shall have the same meanings when used in this deed unless the context otherwise requires or the contrary is otherwise indicated.

The parties to this deed hereby agree that from the Effective Date (as defined below) the rights and obligations of the parties under the Committed Facility Letter and the terms of the Committed Facility Letter shall be amended as specifically set out below.

2.Effective Date

The following amendments shall take effect on and from 31 December 2020 (“Effective Date”).

3.Amendments

With effect from the Effective Date, the following amendments shall be made to the Committed Facility Letter:
(i)Clause 1.1 of the Facility Letter shall be amended and restated in its entirety as follows:

“Further to recent conversations, Citibank Europe plc (the “Bank”) is pleased to provide a committed letter of credit issuance facility (the “Facility”) up until 31 December 2022 (the “Termination Date”) to the Companies subject to the terms and conditions set out in this Letter. Unless otherwise defined herein, capitalised terms used in this Letter are as defined in Clause 14.”

4.Costs and expenses

Each party to this deed shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this deed.

5.Affirmation and acceptance

With effect from the Effective Date, the terms and conditions of the Committed Facility Letter shall be read and construed by reference to this deed and all references to the Committed Facility Letter shall be deemed to incorporate the relevant amendments contained within this deed and all references in the Committed Facility Letter to “this Committed Facility Letter” shall with effect from the Effective Date be references to the Committed Facility Letter as amended by this deed.

In the event of any conflict between the terms of this deed and the Committed Facility Letter, the terms of this deed shall prevail. Except as amended by the terms of this deed, all of the terms and conditions of the Committed Facility Letter shall continue to apply and remain in full force and effect. The Companies shall, at the request of Bank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this deed.

6.Continuation of Security

The Companies confirm that, on and after the Effective Date:

(a)notwithstanding the amendments made to the Committed Facility Letter pursuant to this deed,

i.the Amended and Restated Pledge Agreement dated 25 November 2014 between Renaissance Reinsurance Ltd. and Bank, as amended by Letters of Amendment dated 22 November 2016 and 6 September 2019, (the “RRL Pledge Agreement”) and any security granted under it continues in full force and effect;
ii.the Amended and Restated Pledge Agreement dated 25 November 2014 between DaVinci Reinsurance Ltd. and Bank, as amended by Letters of Amendment dated 22 November 2016 and 6 September 2019, (the “DaVinci Pledge Agreement”) and any security granted under it continues in full force and effect;
iii.the Amended and Restated Pledge Agreement dated 25 November 2014 between RenaissanceRe Specialty U.S. Ltd. and Bank, as amended by Letters of Amendment dated 22 November 2016 and 6 September 2019, (the “RSUS Pledge Agreement”) and any security granted under it continues in full force and effect;
iv.the Amended and Restated Pledge Agreement dated 25 November 2014 between Renaissance Reinsurance of Europe Unlimited Company and Bank, as amended by Letters of Amendment dated 22 November 2016 and 6 September 2019, (the “ROE Pledge Agreement”) and any security granted under it continues in full force and effect;
v.the Pledge Agreement dated 31 March 2015 between Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance Inc.) and Bank, as amended by Letters of Amendment dated 22 November 2016 and 6 September 2019, (the “RRUS Pledge Agreement”) and any security granted under it continues in full force and effect;

vi.the Pledge Agreement dated 24 June 2019 between RenaissanceRe Europe AG and Bank, as amended by Letter of Amendment dated 6 September 2019, (the “RREAG Pledge Agreement”), and any security granted under it continues in full force and effect;
vii.the RRL Pledge Agreement, DaVinci Pledge Agreement, RSUS Pledge Agreement, ROE Pledge Agreement, RRUS Pledge Agreement and RREAG Pledge Agreement, collectively, the “Pledge Agreements”;
viii.the Amended and Restated Account Control Agreement dated 25 November 2014 between Renaissance Reinsurance Ltd., Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “RRL Control Agreement”) and any security granted under it continues in full force and effect;
ix.the Amended and Restated Account Control Agreement dated 25 November 2014 between DaVinci Reinsurance Ltd., Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “DaVinci Control Agreement”) and any security granted under it continues in full force and effect;
x.the Amended and Restated Account Control Agreement dated 25 November 2014 between RenaissanceRe Specialty U.S. Ltd., Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “RSUS Control Agreement”) and any security granted under it continues in full force and effect;
xi.the Amended and Restated Account Control Agreement dated 25 November 2014 between Renaissance Reinsurance of Europe Unlimited Company, Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “ROE Control Agreement”) and any security granted under it continues in full force and effect;
xii.the Account Control Agreement dated 31 March 2015 between Renaissance Reinsurance U.S. Inc. (formerly Platinum Underwriters Reinsurance Inc.), Citibank Europe plc and The Bank of New York Mellon, as amended by Letter of Amendment dated 22 November 2016, (the “RRUS Control Agreement”) and any security granted under it continues in full force and effect;
xiii.the Account Control Agreement dated 24 June 2019 between RenaissanceRe Europe AG, Citibank Europe plc and The Bank of New York Mellon (the “RREAG Control Agreement”), and any security granted under it continues in full force and effect; and
xiv.the RRL Control Agreement, DaVinci Control Agreement, RSUS Control Agreement, ROE Control Agreement, RRUS Control Agreement and RREAG Control Agreement, collectively, the “Control Agreements”, such Pledge Agreements, Control Agreements and security extend to all obligations established by the Committed Facility Letter, as amended pursuant to this deed.

7.Counterparts

This deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a deed notwithstanding it is signed under hand by Bank.

8.Third party rights

No person shall have any right to enforce any provision of this deed under the Contracts (Rights of Third Parties) Act 1999.

9.Governing law

This deed (and any non-contractual obligation, dispute, controversy proceedings or claim of whatever nature arising out of it or in any way relating to this deed or its formation) shall be governed by and construed in accordance with English law.

Remainder of page blank

Signatories to the Deed of Amendment

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE LTD. acting by an officer In the presence of
Signed /s/ James C. Fraser_____________

Name James C. Fraser___________

Title Senior Vice President and Chief Accounting Officer

Signature of Witness /s/ Athena Tolosa_______

Name of Witness Athena Tolosa____________

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

EXECUTED AS A DEED BY DAVINCI REINSURANCE LTD. acting by an officer In the presence of
Signed /s/ James C. Fraser_____________

Name James C. Fraser___________

Title Senior Vice President and Chief Accounting Officer

Signature of Witness /s/ Athena Tolosa_______

Name of Witness Athena Tolosa____________

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

EXECUTED AS A DEED BY RENAISSANCERE SPECIALTY U.S. LTD. acting by an officer In the presence of
Signed /s/ James C. Fraser_____________

Name James C. Fraser___________

Title Senior Vice President and Chief Accounting Officer

Signature of Witness /s/ Athena Tolosa_______

Name of Witness Athena Tolosa____________

Address 12 Crow Lane, Pembroke, HM 19, Bermuda

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE OF EUROPE UNLIMITED COMPANY. acting by a director In the presence of
Signed /s/ Sean Brosnan___________________

Name Sean Brosnan___________

Title Director________________

Signature of Witness /s/ Adrian Hartnett-Beasley_______

Name of Witness Adrian Hartnett-Beasley____________

Address 18th Floor, 125 Old Broad Street, London, EC2N 1AR, UK

EXECUTED AS A DEED BY RENAISSANCE REINSURANCE U.S. INC. acting by an officer In the presence of
Signed /s/ James Conway__________

Name James Conway_____________

Title Senior Vice President, General Counsel and Secretary

Signature of Witness /s/ Michael K. Piacentini

Name of Witness Michael K. Piacentini

Address 140 Broadway, Suite 4200, New York, NY, 10005, USA

EXECUTED AS A DEED BY RENAISSANCERE EUROPE AG ACTING BY AN OFFICER In the presence of
Signed /s/ James C. Fraser___________

Name James C. Fraser________________

Title Authorized Person______________

Signature of Witness /s/ Athena Tolosa______________

Name of Witness Athena Tolosa ______________

Address Beethovenstrasse 33, CH-8002, Zurich, Switzerland

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF BANK:

By:    /s/ Niall Tuckey
Name:    Niall Tuckey
Title:    Director